SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                               FORM 8-K



                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  February 9, 1996



                              CFX CORPORATION
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             (Exact name of registrant as specified in its charter)


      New Hampshire                 0-15079          02-0402421
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(State or other jurisdiction      (Commission       (I.R.S. employer
       of incorporation)          file number)    identification no.)



  102 Main Street, Keene, New Hampshire                03431
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(Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code: (603) 352-2502
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                               Not Applicable
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     (Former name or former address, if changed since last report)


Item 5.  Other Events.
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      On February 9, 1996, Registrant, Milford Co-operative Bank ("Milford")
and CFX Bank, Registrant's principal subsidiary bank ("Bank"), entered into an Agreement and Plan of Merger and an Agreement and Plan of Reorganization (collectively, "Merger Agreements"). On that same day, Registrant and Milford also entered into a Stock Option Agreement ("Option Agreement").

      The Merger Agreements provide for the merger of Milford with and into CFX Bank, the principal subsidiary bank of Registrant ("Merger"). Upon consummation of the Merger, each outstanding share of common stock of Milford (except as provided in the Merger Agreements) will be converted into a specified number of shares of common stock of Registrant (based on an exchange ratio to be determined in accordance with the Merger Agreements).

      The Option Agreement grants Registrant an option to acquire up to 131,300 shares of the common stock of Safety Fund at an exercise price of $30 per share, upon the occurrence of certain events specified in the Option Agreement.

      For information regarding certain of the terms of the Merger Agreements and the Option Agreement, reference is made to such agreements and the joint press release of Registrant and Milford dated February 9, 1996, which are attached hereto as Exhibits and incorporated herein by reference. Additional information about Milford is contained in Milford's filings with the Office of Thrift Supervision under the Securities Exchange Act of 1934.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits.
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           2.1   Agreement and Plan of Merger dated February 9, 1996.


           2.2   Agreement and Plan of Reorganization dated February 9,
                 1996.


           99.1  Stock Option Agreement dated February 9, 1996.


           99.2  Joint Press Release dated February 9, 1996.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CFX CORPORATION


Date:  February  16, 1996     By: /s/
                                 ------------------------
                                 Mark A. Gavin,
                                 Chief Financial Officer



                            EXHIBIT INDEX
                            -------------

    Exhibit 2.1  Agreement and Plan of Merger dated
                 February 9, 1996.


    Exhibit 2.2  Agreement and Plan of Reorganization
                 dated February 9, 1996.


    Exhibit 99.1 Stock Option Agreement dated
                 February 9, 1996.


    Exhibit 99.2 Joint Press Release dated